UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2007

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in the risk factors set forth in our most recent Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause our future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures on financial institutions may increase significantly; (2) changes in the interest rate environment may reduce interest margins; (3) prepayment speeds, loan originations and sale volumes, charge-offs and loan loss provisions are inherently uncertain; (4) general economic conditions, either national or in the states in which we do business, may be less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, may adversely affect the businesses in which we are engaged; (8) difficulties in combining the operations of acquired entities; (9) our ability to maintain favorable ratings from rating agencies; (10) effects of critical accounting policies and judgments; (11) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (12) fluctuation of our stock price; (13) ability to attract and retain our key personnel; (14) ability to receive dividends from our subsidiaries; (15) potential dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (16) ability to secure confidential information through the use of computer systems and telecommunications network; and (17) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

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Item 8.01        Other Events

On March 26, 2007, Fifth Third and Fifth Third Capital Trust IV (the “Trust”) entered into an Underwriting Agreement with Goldman, Sachs & Co., as representative of the Underwriters named in the Underwriting Agreement, for the sale of $750,000,000 (in aggregate liquidation amount) of 6.50% Trust Preferred Securities, liquidation amount $1,000 per security, which were registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-141560 and 333-141560-01) (the “Registration Statement”) filed with the Securities and Exchange Commission on March 26, 2007. Each Trust Preferred Security represents an undivided beneficial interest in the Trust and the only assets of the Trust are the $750,010,000 in aggregate principal amount of the 6.50% Junior Subordinated Notes due 2067 issued by Fifth Third (the “JSNs”). Fifth Third owns all of the Common Securities of the Trust. On March 30, 2007, the Trust and Fifth Third completed the sale of the Trust Preferred Securities and the JSNs, respectively.

In connection with the issuance and sale of the JSNs, Fifth Third entered into a First Supplemental Indenture dated as of March 30, 2007 with Wilmington Trust Company, as Trustee, which modifies the existing Junior Subordinated Indenture dated as of May 20, 1997 between Fifth Third and the Trustee. The Indenture, as modified by the First Supplemental Indenture, defines the rights of the JSNs.

In connection with the issuance and sale of the Trust Preferred Securities and the JSNs, Fifth Third entered into a Replacement Capital Covenant (the “RCC”) whereby Fifth Third agreed for the benefit of its debt holders named therein that neither it nor any of its subsidiaries would repay, redeem or repurchase the JSNs or the Trust Preferred Securities at any time on or prior to April 1, 2047 (or April 1, 2057 if Fifth Third extends the scheduled maturity date of the Trust Preferred Securities to April 15, 2047), unless during the applicable measurement period with respect to such repayment, redemption or purchase, Fifth Third and its subsidiaries shall have issued specified amounts of certain replacement capital securities in the terms and conditions set forth therein. A copy of the RCC is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In connection with the issuance of the JSNs, Alston & Bird LLP, special tax counsel to Fifth Third, rendered an opinion regarding certain tax matters.

A copy of the Underwriting Agreement, the First Supplemental Indenture and the tax opinion of Alston & Bird LLP are filed as Exhibits 1.1, 4.1 and 8.1, respectively, to this Report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01        Financial Statements and Exhibits

(c)	Exhibits

1.1	Underwriting Agreement dated March 26, 2007 among Fifth Third Bancorp, Fifth Third Capital Trust IV and Goldman, Sachs & Co., as Representative of the Underwriters named in the Underwriting Agreement.

4.1	First Supplemental Indenture dated as of March 30, 2007 between Fifth Third Bancorp and Wilmington Trust Company, as trustee, to the Junior

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Subordinated Indenture dated as of May 20, 1997 between Fifth Third and the Trustee.

8.1	Tax Opinion of Alston & Bird LLP dated March 30, 2007.

99.1	Replacement Capital Covenant of Fifth Third Bancorp dated as of March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

March 30, 2007	/s/ CHRISTOPHER G. MARSHALL
Christopher G. Marshall
Executive Vice President and
Chief Financial Officer

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